UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 26, 2019

Aerohive Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36355	20-4524700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 McCarthy Boulevard

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 510-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HIVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 26, 2019, Aerohive Networks, Inc., a Delaware corporation (“Aerohive”), Extreme Networks, Inc., a Delaware corporation (“Extreme”), and Clover Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Extreme (the “Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of Aerohive’s common stock, par value $0.001 per share (the “Shares”), at a price of $4.45 per share in cash (the “Offer Price”), without interest and subject to any applicable withholding taxes, on the terms and subject to the conditions set forth in the Merger Agreement.

The Purchaser will commence the Offer as promptly as reasonably practicable (and in any event within fifteen (15) business days from the date of the Merger Agreement). The Offer will expire at midnight (New York City time) at the end of the day on the date that is twenty (20) business days (calculated in accordance with Rule 14d-1(g)(3) under the Exchange Act) following the commencement of the Offer, unless extended in accordance with the terms of the Merger Agreement, including as required by the applicable rules and regulations of the United States Securities and Exchange Commission. Completion of the Offer is subject to several conditions, including: (i) there being validly tendered in the Offer and not properly withdrawn that number of Shares which, together with the number of Shares (if any) then owned by Extreme or any of its wholly-owned subsidiaries represents at least a majority of the Shares then outstanding (determined in accordance with the Merger Agreement) and no less than a majority of the voting power of the Shares then outstanding Shares (determined in accordance with the Merger Agreement); (ii) the expiration or early termination of any applicable waiting period or receipt of required clearance, consent authorization or approval relating to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the German Act against Restraints of Competition, as amended; and (iii) certain other customary conditions set forth on Annex I of the Merger Agreement.

As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, the Purchaser will merge with and into Aerohive, with Aerohive surviving as a wholly-owned subsidiary of Extreme, pursuant to the provisions of Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder approval required to consummate the Merger (the “Merger”). Each Share issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than any Shares (i) that are owned by or held in the treasury of Aerohive, or owned by Extreme or any direct or indirect wholly-owned Subsidiaries of Extreme or Aerohive or (ii) in respect of which appraisal rights were perfected in accordance with Section 262 of the General Corporation Law of the State of Delaware, will be automatically converted into the right to receive an amount in cash equal to the Offer Price without interest and subject to any applicable withholding taxes.

As a result of the Merger, Aerohive’s outstanding equity awards granted under its 2006 Global Share Plan and 2014 Equity Incentive Plan will be treated as follows:

•

each option to purchase Shares (an “Aerohive Option”) that is outstanding and unexercised as of immediately prior to the Effective Time with an exercise price per share that is less than the Offer Price (such difference, the “spread value”) that is unvested immediately prior to the Effective Time and is held by a continuing employee or service provider of Aerohive will be assumed by Extreme and converted automatically at the Effective Time into an option to purchase shares of common stock of Extreme having substantially the same terms and conditions as the Aerohive Option (each, an “Assumed Option”), except that both the number of shares underlying the Assumed Option and the exercise price of the Assumed Option will be adjusted to preserve the aggregate spread value of the Assumed Option, calculated using an exchange ratio that values each Share at the Offer Price and values each share of Extreme common stock based on the volume-weighted average trading price of such shares over the ten consecutive trading days ending on the third trading day before the Closing Date, as set forth in the Merger Agreement (such ratio, the “Exchange Ratio”);

•

each award of Aerohive restricted stock units covering shares (an “Aerohive RSU Award”) that is outstanding and unvested immediately prior to the Effective Time and is held by a continuing employee or service provider of Aerohive will be assumed by Extreme and converted automatically at the Effective Time into an award restricted stock units covering shares of common stock of Extreme having substantially the same terms and conditions as the Aerohive RSU Award (each, an “Assumed RSU Award”), except that the number of shares underlying the Assumed RSU Award will be adjusted to maintain the aggregate value of the Assumed RSU, calculated based on the Exchange Ratio; and

•

each Aerohive Option and Aerohive RSU Award that does not constitute an Assumed Option or an Assumed RSU will be cancelled and converted automatically at the Effective Time into the right to receive an amount in cash, if any, equal to any in-the-money spread value of any vested Aerohive Options and the value of any vested Aerohive RSU Awards (including any performance-based restricted stock units and after giving effect to any accelerated vesting in connection with the Merger in each case based on the Offer Price).

Aerohive, Extreme and the Purchaser have made customary representations, warranties and covenants in the Merger Agreement, including using reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable. Aerohive has agreed to (i) conduct its business, in all material respects, in the ordinary course of business consistent with past practice, including not taking certain specified actions, prior to consummation of the Merger, (ii) use its commercially reasonable efforts to keep available the services of the current officers, employees and consultants of Aerohive (other than terminations for cause) and (iii) use its commercially reasonable efforts to preserve intact its business organization, the value of its assets, present relationships and goodwill with governmental authorities. Furthermore, Aerohive has agreed not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information in a manner that would reasonably be expected to lead to a competing proposal or competing inquiry) any competing proposal or competing inquiry, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any information or afford to any other Person access to the business, properties, assets, books, records or any personnel of Aerohive or its subsidiaries, in each case in connection with or for the purpose of encouraging or facilitating, a competing proposal or competing inquiry or (iii) approve, endorse, recommend, execute or enter into any term sheet, letter of intent, acquisition agreement or similar contract (other than an acceptable confidentiality agreement) with respect to any competing proposal. Subject to the satisfaction of certain conditions, Aerohive and its board of directors, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the board of directors’ recommendation following receipt of an unsolicited proposal, if the board of directors of Aerohive concludes in good faith, after consultation with Aerohive’s independent financial advisors and outside legal counsel, that such unsolicited proposal constitutes a superior proposal and that the failure to enter into such definitive agreement would be reasonably likely to result in a breach of its fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights for each of Aerohive and Extreme, including if the Offer is not consummated on or prior to October 25, 2019. Upon termination of the Merger Agreement under specified circumstances, including Extreme’s termination due to a change in the recommendation of Aerohive’s board of directors, Aerohive will be required to pay to Extreme a termination fee of $11,400,000.

The Merger Agreement has been unanimously approved by the board of directors of each of Aerohive, Extreme and the Purchaser. The board of directors of Aerohive unanimously recommends that stockholders of Aerohive tender their Shares in the Offer.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Aerohive, Extreme or the Purchaser in any public reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Aerohive or Extreme. In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by Aerohive to Extreme in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Aerohive, Extreme and the Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Aerohive, Extreme or the Purchaser. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Tender and Support Agreement

On June 26, 2019, in connection with the Merger Agreement, each of the members of the board of directors of Aerohive (together, the “Supporting Stockholders”) entered into a Tender and Support Agreement with Extreme and the Purchaser (the “Support Agreement”), which provide, among other matters, that the Supporting Stockholders will (i) tender their Shares in the Offer and (ii) support the Merger. As of June 21, 2019, the Supporting Stockholders owned an aggregate of approximately 4% of the Shares. The Supporting Stockholders’ obligations under the Support Agreement terminate in the event that the Merger Agreement is terminated in accordance with its terms.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On June 26, 2019, Aerohive and Extreme issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 to this report.

Important Additional Information and Where to Find It

In connection with the proposed acquisition of Aerohive Networks, Inc. (“Aerohive”) by Extreme Networks, Inc. (“Extreme”), Clover Merger Sub, Inc., a wholly-owned subsidiary of Extreme (the “Purchaser”) will commence a tender offer for all of the outstanding shares of Aerohive. The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Aerohive, nor is it a substitute for the tender offer materials that Extreme and the Purchaser will file with the SEC upon commencement of the tender offer. At the time that the tender offer is commenced, Extreme and the Purchaser will file tender offer materials on Schedule TO with the SEC, and Aerohive will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY AEROHIVE’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be made available to Aerohive’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Aerohive by contacting Aerohive at ir@aerohive.com or by phone at 1-408-769-6720, or by visiting Aerohive’s website (https://ir.aerohive.com/inforequest). In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. AEROHIVE’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.

Forward Looking Statements

This communication may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to any statements regarding or relating to the transaction between Aerohive, Extreme, and the Purchaser; any statements of expectation or belief; any statement regarding the future financial performance of Aerohive; and any statements of assumptions underlying any of the foregoing. When used in this communication, the words “anticipate”, “believe”, “estimate”, “expect”, “expectation”, “goal”, “should”, “would”, “project”, “plan”, “predict”, “intend”, “target” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to Aerohive and are subject to a number of risks, uncertainties and other factors that could cause results to differ from expectations include, but are not limited to: (i) uncertainties as to the timing of the tender offer and the merger; (ii) uncertainties as to how many of the holders of shares will tender their shares into the tender offer; (iii) the possibility that various closing conditions for the tender offer or the merger may not be satisfied or waived; (iv) legal proceedings that may be instituted against Aerohive and others following announcement of the definitive agreement entered into with Extreme and the Purchaser; (v) other business effects, including the effects of industrial, economic or political conditions outside of Aerohive’s control; (vi) transaction costs and/or actual or contingent liabilities; and (vii) other risks and uncertainties. Although Aerohive believes that the expectations reflected in the forward-looking statements are reasonable, Aerohive cannot guarantee future results, performance or achievements and no assurance can be given that the actual results will be consistent with these forward-looking statements. Aerohive does not intend to update any of the forward-looking statements after the date of this communication to conform these statements to actual results, to changes in management’s expectations or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 26, 2019, by and among Aerohive Networks, Inc., Extreme Networks, Inc. and Clover Merger Sub, Inc. (Certain schedules and annexes referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.)

99.1	Tender and Support Agreement by and among Extreme Networks, Inc., Clover Merger Sub, Inc. and certain stockholders of Aerohive Networks, Inc.

99.2	Joint Press Release, dated June 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROHIVE NETWORKS, INC.

Dated: June 26, 2019	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary